As filed with the Securities and Exchange Commission on February 10, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

First Trust Dynamic Europe Equity Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY—DATED AS OF FEBRUARY 10, 2023

First Trust Dynamic Europe Equity Income Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

___, 2023

Dear Shareholder:

The accompanying materials relate to the Annual Meeting of Shareholders (the “Meeting”) of First Trust Dynamic Europe Equity Income Fund (the “Fund”). The Meeting is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ____, ____, 2023, at [_____] Central Time.

At the Meeting, you will be asked to vote on a proposal to elect two of the Trustees of the Fund (the “Proposal”) and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Proposal is described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. We urge you to review the information in the accompanying Proxy Statement and vote FOR the election of the nominees of the Board of Trustees of the Fund described therein using the enclosed WHITE proxy card or by using the other voting options discussed in the Proxy Statement. Please do NOT send back any other color proxy card as this will cancel out any votes previously submitted for the nominees of the Board of Trustees of the Fund on the Fund’s WHITE proxy card. Please disregard any proxy materials you may receive from any other person or entity. The Fund is not responsible for any information that may be included in any such materials.

As discussed further in the Proxy Statement, on February 6, 2023, Bulldog Investors, LLP filed preliminary proxy materials with the Securities and Exchange Commission purporting to solicit proxies to elect two individuals to the Board of Trustees of the Fund; however, such individuals are ineligible to be elected at the Meeting, and any votes submitted for either of them at the Meeting will not be counted.

Voting takes only a few minutes. Your vote is important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all shareholders to participate in the governance of the Fund. Your vote can help ensure that the highly qualified nominees of the Board of Trustees of the Fund will be elected.

We appreciate your participation in this important Meeting.

Sincerely,

James A. Bowen
Chairman of the Board

YOUR VOTE IS IMPORTANT.

Please Review the Enclosed Materials and Follow the Instructions that Appear on the Enclosed WHITE Proxy Card. If You Need Any Assistance, or Have Any Questions Regarding the Proposal or How to Vote Your Shares, Please Call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at ( ) ________, Weekdays From 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Dynamic Europe Equity Income Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Annual Meeting of Shareholders

To be held on ______, 2023

___, 2023

To the Shareholders of First Trust Dynamic Europe Equity Income Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of First Trust Dynamic Europe Equity Income Fund (the “Fund”), a Massachusetts business trust, is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on_______, ______, 2023, at [________] Central Time. At the Meeting, shareholders will be asked to consider and vote on Proposal 1 set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements thereof):

Proposal 1. To elect Denise M. Keefe and Robert F. Keith (the “Board Nominees”) as Class I Trustees to the Board of Trustees of the Fund (the “Board”).

The Board has fixed the close of business on ____________ as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

The Board unanimously recommends that you vote FOR the Board Nominees.

We ask your cooperation in completing and returning your proxy promptly.

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, telephone or via the internet. To vote by mail, please complete and mail your WHITE proxy card in the enclosed postage paid return envelope. Alternatively, shareholders may vote by telephone or via the internet by following the instructions on the WHITE proxy card. Votes submitted on any other color proxy card will not be counted. Please do not send back any other color proxy card as this will cancel out any votes previously submitted for the Board Nominees on the Fund’s White proxy card. If you need any assistance, or have any questions regarding Proposal 1 or how to vote your shares, please call the Fund’s proxy solicitor, AST Fund Solutions, LLC, at (___) _______, weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

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First Trust Dynamic Europe Equity Income Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Annual Meeting of Shareholders

To be held on ______, 2023

Proxy Statement

___, 2023

This Proxy Statement and the enclosed WHITE proxy card will first be mailed to shareholders on or about __, 2023.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust Dynamic Europe Equity Income Fund (the “Fund”), a Massachusetts business trust, for use at the Annual Meeting of Shareholders of the Fund scheduled to be held on _____, ____, 2023, at [_______] Central Time, at the offices of the Fund’s investment advisor, First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the “Meeting”). A Notice of Annual Meeting of Shareholders and a WHITE proxy card accompany this Proxy Statement. As discussed in further detail in this Proxy Statement, at the Meeting, shareholders will be asked to elect Denise M. Keefe and Robert F. Keith (the “Board Nominees” and each, a “Board Nominee”) as Class I Trustees to the Board of Trustees of the Fund for a three-year term expiring at the Fund’s 2026 annual meeting of shareholders (the “Proposal”).

The principal offices of the Fund are located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares (“Shares”).

The close of business on ___________ has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. In the event that, for any reason, a new record date is set for the Meeting, a proxy received from a shareholder who was a shareholder of record on both the Record Date and the new record date will remain in full force and effect unless explicitly revoked by the applicable shareholder.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting Scheduled to be Held on _______, 2023. This Proxy Statement is available on the Internet at https://www.ftportfolios.com/LoadContent/XXXXX. The Fund’s most recent annual and semi-annual reports are also available on the Internet at https://www.ftportfolios.com. To find a report, select the Fund under the “Closed-End Funds” tab, select the “News & Literature” link, and go to the “Quarterly/Semi-Annual or Annual Reports” heading. In addition, the Fund will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”), at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call toll-free (800) 988-5891.

You may call toll-free (800) 988-5891 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Voting

At the Meeting, shareholders will be asked to vote on a proposal to elect the Board Nominees as Class I Trustees to the Board of Trustees of the Fund for a three-year term. As described further in the Proposal, the affirmative vote of the holders of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the Board Nominees. Shareholders may vote in any one of four ways:

•	by mail, by sending the enclosed WHITE proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on the enclosed WHITE proxy card;
•	via the Internet, by following the instructions set forth on the enclosed WHITE proxy card; or
•	in person, by attending the Meeting. Shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting.

Using the enclosed WHITE proxy card, with respect to each specified Board Nominee, a shareholder voting by mail may authorize the named proxies to vote his, her or its Shares for such Board Nominee or may indicate that authority to vote for such Board Nominee is withheld (a “withheld vote”). If the enclosed WHITE proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the WHITE proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned WHITE proxy card will be voted FOR the election of the Board Nominees as the Class I Trustees and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate.

Except as required by applicable law, no business may be acted upon at the Meeting other than as specified in the Notice of Annual Meeting of Shareholders. As discussed further below under “Additional Information—Solicitation of Proxies and Expense of Proxy Solicitation,” on February 6, 2023, Bulldog Investors, LLP (“Bulldog”) filed preliminary proxy materials with the Securities and Exchange Commission (“SEC”) purporting to solicit proxies to elect two individuals to the Board of Trustees of the Fund. However, Bulldog failed to comply with the provisions of the Fund’s by-laws (as amended and restated on October 19, 2020, the “By-Laws”) with respect to submitting shareholder nominees and such individuals are ineligible to be elected at the Meeting, and any votes submitted for either of them at the Meeting will not be counted. Because Bulldog or another party may solicit proxies in support of Bulldog’s nominees, if you do not give instructions to your broker, your broker may not be able to vote your Shares with respect to the election of Trustees. We urge you to instruct your broker or other nominee to vote your Shares for the highly qualified Board Nominees listed on the WHITE proxy card to ensure that your votes will be counted. Please do NOT send back any other color proxy card as this will cancel out any votes previously submitted for the Board Nominees on the Fund’s WHITE proxy card.

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting his, her or its Shares in person; (ii) timely submitting a revocation of a prior proxy to (a) the Fund’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or (b) if his, her or its Shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy to the Fund.

A list of the Fund’s shareholders of record entitled to notice of the Meeting will be available at the Advisor’s Wheaton, Illinois offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to provide advance written notice to the Fund to inspect the list of shareholders and will also need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

Under the Fund’s By-Laws, a quorum with respect to a matter is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the outstanding Shares entitled to vote on the matter. Under the Fund’s By-Laws, in general, for the purposes of establishing whether a quorum is present with respect to a meeting of shareholders, all Shares present in person or by properly submitted proxy and entitled to vote, including abstentions, withheld votes and broker non-votes, if any, shall be counted. Broker non-votes are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because only one proposal is included in this Proxy Statement, the Fund does not expect there to be any broker non-votes at the Meeting.

The Meeting may be postponed prior to the Meeting with notice to shareholders entitled to vote at the Meeting. In addition, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more matters, whether or not a quorum is present with respect to such matter or matters. Moreover, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at the Meeting, including those that are represented by broker non-votes, if any, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

To the extent they are entitled to exercise voting rights with respect to Shares owned, shareholders of record on the Record Date are entitled to one vote for each full Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns. The By-Laws include provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of the Fund’s Shares in a “Control Share Acquisition” (as defined in the By-Laws) may exercise voting rights with respect to such Shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. Based on available information, the Fund may determine that a shareholder has obtained beneficial ownership of the Fund’s Shares in a Control Share Acquisition and that, therefore, such Shares may not be voted at the Meeting. See “Additional Information—Control Share Acquisitions” below.

Shares and Share Ownership

Shares Outstanding on the Record Date

On the Record Date, the Fund had 17,231,908 Shares outstanding. The Fund’s Shares are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol FDEU.

Share Ownership Over 5%

To the knowledge of the Board of Trustees of the Fund, as of the Record Date, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owned, beneficially or of record, more than 5% of the Fund’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or otherwise acknowledges the existence of control. If a party controls the Fund, such party may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to ownership of Shares, including percentage of outstanding Shares owned, is based on (1) securities position listing reports as of the Record Date and (2) Schedule 13D and Schedule 13G statements (and amendments thereto) filed with the SEC by shareholders on the dates indicated in such filings. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below. Further, it is possible that certain holdings may be included in both securities position listing reports and Schedule 13D and/or Schedule 13G statements.

Name and Address of Owner	Shares Owned	% of Outstanding Shares Owned
Allspring Global Investments Holdings, LLC[1] Allspring Global Investments, LLC[1] Allspring Funds Management, LLC[1] 525 Market Street, 10th Floor San Francisco, CA 94105	4,633,987 Shares[1] 4,633,987 Shares[1] 0 Shares[1]	26.89%[1] 26.89%[1] 0%[1]
The Northern Trust Company 801 S. Canal Street Chicago, IL 60607	2,279,242 Shares	13.23%
The Bank of New York Mellon 525 William Penn Place, Suite 153-0400 Pittsburgh, PA 15259	2,152,809 Shares	12.49%
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	1,945,806 Shares	11.29%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	1,654,710 Shares	9.60%

___________________________

1.	Information is according to Amendment No. 2 to Schedule 13G filed with the SEC pursuant to a joint filing agreement on January 13, 2023. According to such filing, Allspring Global Investments Holdings, LLC is deemed to be the beneficial owner of 4,633,987 Shares and holds sole voting power with respect to 4,315,701 Shares and sole dispositive power with respect to 4,633,987 Shares. According to such filing, Allspring Global Investments, LLC is deemed to be the beneficial owner of 4,633,987 Shares and holds sole voting power with respect to 4,315,701 Shares and sole dispositive power with respect to 4,633,987 Shares. According to such filing, Allspring Funds Management, LLC is deemed to be the beneficial owner of 0 Shares and holds sole voting power and sole dispositive power with respect to 0 Shares. Such filing also states that prior to its sale on November 1, 2021, Allspring Global Investments Holdings, LLC was a subsidiary of Wells Fargo & Company, and prior to that date, its holdings were included on Schedules 13G filed by Wells Fargo & Company, LLC.

Name and Address of Owner	Shares Owned	% of Outstanding Shares Owned
U.S. Bank N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	1,119,000 Shares	6.49%
UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	1,081,849 Shares	6.28%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, MD 21231	1,075,146 Shares	6.24%
Bulldog Investors, LLP[2] Phillip Goldstein[2] Andrew Dakos[2] Park 80 West-Plaza Two 250 Pehle Ave., Suite 708 Saddle Brook, NJ 07663	754,606 Shares[2] 1,018,409 Shares[2] 1,018,409 Shares[2]	4.38%[2] 5.91%[2] 5.91%[2]
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	952,700 Shares	5.53%

___________________________

2.	Information is according to Amendment No. 1 to Schedule 13D filed with the SEC on December 6, 2022. According to such filing, Bulldog Investors, LLP is deemed to be the beneficial owner of 754,606 Shares and holds shared voting power and shared dispositive power over such Shares. According to such filing, Phillip Goldstein and Andrew Dakos own Bulldog Investors, LLP, a registered investment advisor. In addition, according to such filing, each of Messrs. Goldstein and Dakos is deemed to be the beneficial owner of 1,018,409 Shares and holds shared voting power and shared dispositive power over such Shares.

Proposal: Election of Two (2) Class I Trustees

Two (2) Class I Trustees are to be elected to the Board of Trustees of the Fund by the Fund’s shareholders. Current Trustees Denise M. Keefe and Robert F. Keith (previously defined as the “Board Nominees”) are the nominees for election as the Class I Trustees by shareholders of the Fund for a three-year term.

The Fund has established a staggered Board of Trustees pursuant to its By-Laws, and, accordingly, Trustees are divided into the following three (3) classes: Class I, Class II and Class III. Denise M. Keefe and Robert F. Keith are currently the Class I Trustees of the Fund for a term expiring at the Meeting or until their respective successors are elected and qualified. If elected, Ms. Keefe and Mr. Keith will hold office for a three-year term expiring at the Fund’s 2026 annual meeting of shareholders. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are current and continuing Trustees. Dr. Erickson and Mr. Kadlec are the Class II Trustees for a term expiring at the Fund’s 2024 annual meeting of shareholders. Mr. Bowen and Mr. Nielson are the Class III Trustees for a term expiring at the Fund’s 2025 annual meeting of shareholders. Each Trustee will continue to serve until his or her successor is elected and qualified, or until he or she earlier resigns or is otherwise removed.

Required Vote: Pursuant to the Fund’s By-Laws, if the number of persons nominated for election as Trustees in accordance with the By-Laws exceeds the number of Trustees to be elected, Trustees shall be elected by a majority of the outstanding Shares of the Fund entitled to vote thereon; otherwise, the affirmative vote of the holders of a plurality of the Shares present and entitled to vote at the Meeting is required, provided a quorum is present. Accordingly, pursuant to the Fund’s By-Laws, the Board Nominees for election as the Class I Trustees must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and withheld votes with respect to one or both Board Nominees will have no effect on the approval of the Proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

If you are voting by submitting the enclosed WHITE proxy card, unless you give contrary instructions on your WHITE proxy card, your Shares will be voted FOR the election of each Board Nominee if your WHITE proxy card has been properly executed and timely received by the Fund. If a Board Nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your WHITE proxy card intend to vote FOR any substitute nominee recommended by the Fund’s Board of Trustees in accordance with the Fund’s procedures.

No business other than the Proposal is expected to come before the Meeting, but should any other matter that is properly presented at the Meeting and requires a vote of shareholders arise, the persons named on the enclosed WHITE proxy card will vote thereon according to their best judgment in the interests of the Fund.

The Board of Trustees of the Fund Unanimously Recommends that Shareholders Vote
FOR the Election of Each Board Nominee.

Management

Management of the Fund

The general supervision of the duties performed for the Fund under its investment management agreement with the Advisor is the responsibility of the Fund’s Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund’s officers. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other trusteeships or directorships each Trustee holds, if applicable. As noted above, the Fund has established a staggered Board of Trustees consisting of six (6) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee’s term begins and ends depends on the Trustee’s designated class and when the Trustee’s successor is elected and qualified. James A. Bowen is deemed an “interested person” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Interested Trustee”) of the Fund due to his position as Chief Executive Officer of the Advisor. Except for Mr. Bowen, each Trustee is not an “interested person” (as that term is defined in the 1940 Act) and is therefore referred to as an “Independent Trustee.” The officers of the Fund serve indefinite terms.

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The following tables identify the Trustees and executive officers of the Fund. Unless otherwise indicated, the address of all persons is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Independent Trustees

Name and Year of Birth	Position(s) Held with Fund	Term of Office[1] and Year First Elected or Appointed [2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Richard E. Erickson 1951	Trustee	Class II Since inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)		None
Thomas R. Kadlec 1957	Trustee	Class II Since inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)		Director, National Futures Association; formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd. and Futures Industry Association
Denise M. Keefe 1964	Trustee	Class I Board Nominee Since 2021	Executive Vice President, Advocate Aurora Health; President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)		Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith 1956	Trustee	Class I Board Nominee Since inception	President, Hibs Enterprises (Financial and Management Consulting)		Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	Class III Since inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)		None

Interested Trustee

Name and Year of Birth	Position(s) Held with Fund	Term of Office[1] and Year First Elected or Appointed[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
James A. Bowen[3] 1955	Trustee and Chairman of the Board	Class III Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)		None

Executive Officers

Name and Year of Birth	Positions and Offices with Fund	Term of Office[1] and Length of Service[2]	Principal Occupation(s) During Past 5 Years
James M. Dykas 1966	President and Chief Executive Officer	Indefinite Term Since inception	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	Indefinite Term Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine 1960	Secretary and Chief Legal Officer	Indefinite Term Since inception

General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC (Software Development Company); Secretary, Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist 1970	Vice President	Indefinite Term Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	Indefinite Term Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

[1]	Currently, Denise M. Keefe and Robert F. Keith, as the Class I Trustees, are each serving a term until the Meeting or until their respective successors are elected and qualified. Richard E. Erickson and Thomas R. Kadlec, as the Class II Trustees, are each serving a term until the Fund’s 2024 annual meeting of shareholders or until their respective successors are elected and qualified. James A. Bowen and Niel B. Nielson, as the Class III Trustees, are each serving a term until the Fund’s 2025 annual meeting of shareholders or until their respective successors are elected and qualified. Executive officers of the Fund have an indefinite term.
[2]	For executive officers, unless otherwise specified, length of service represents when the person first became an executive officer of the Fund. Except as otherwise provided below, all Trustees and executive officers were elected or appointed in conjunction with the Fund’s inception. Denise M. Keefe was appointed Trustee of all then-existing funds in the First Trust Fund Complex in November 2021. James M. Dykas was elected (a) Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in January 2012, effective January 23, 2012 and (b) President and Chief Executive Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016. Donald P. Swade was elected Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016.
[3]	Mr. Bowen is deemed an “interested person” of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., the Fund’s investment advisor.

Unitary Board Leadership Structure

The same six persons serve as Trustees on the Fund’s Board of Trustees and on the boards of all other funds in the First Trust Fund Complex (the “First Trust Funds”), which is known as a “unitary” board leadership structure. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, many of the First Trust Funds, in addition to sharing the same advisor, share many other service providers in their administration, resulting in an overlap of oversight obligations. Because of the similar and often overlapping issues facing the First Trust Funds, the Board of Trustees of each of the First Trust Funds (such Boards of Trustees referred to herein collectively as the “Board” and, where appropriate in context, the term “Board” may also be used to refer to the Board of Trustees of the Fund) believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

Including the Fund, the First Trust Fund Complex includes: 14 closed-end funds advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with four portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with five portfolios advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with, in the aggregate, ____ portfolios (each such portfolio, an “ETF” and each such exchange-traded fund, an “ETF Trust”) advised by First Trust Advisors.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the First Trust Funds’ business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of five Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board. An individual who is not a Trustee serves as President and Chief Executive Officer of the First Trust Funds.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected. Robert F. Keith currently serves as the Lead Independent Trustee.

The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

The Committee Chairs and the Lead Independent Trustee currently rotate every three years in serving as Chair of the Audit Committee, the Nominating and Governance Committee, the Valuation Committee or the Dividend Committee, or as Lead Independent Trustee. The Lead Independent Trustee and the immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

The five standing committees of the Board are: the Executive Committee, the Dividend Committee, the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.

Executive Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board to the extent permitted by the Fund’s Declaration of Trust and By-Laws. The members of the Executive Committee of the Fund are authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Mr. Bowen, Mr. Keith and Mr. Nielson are members of the Executive Committee. During the Fund’s last fiscal year, the Executive Committee did not hold any meetings.

Dividend Committee. The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of distributions on the Fund’s Shares. Mr. Keith and Mr. Nielson are members of the Dividend Committee. During the Fund’s last fiscal year, the Dividend Committee did not hold any meetings.

Nominating and Governance Committee. The Nominating and Governance Committee of the Fund is responsible for appointing and nominating persons to the Board of the Fund. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith and Mr. Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an “independent director” within the meaning of the listing rules of the primary national securities exchange on which the Fund’s shares are listed for trading. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at https://www.ftportfolios.com (go to News & Literature on the Fund’s webpage). In 2014, the Board adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee Charter provides that the Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term.

If there is no current or anticipated vacancy on the Fund’s Board, the Nominating and Governance Committee will not actively seek recommendations for nominations from other parties, including shareholders of the Fund. When a vacancy on the Board of the Fund occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. In addition, the Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of the Fund, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Under no circumstances will the Nominating and Governance Committee evaluate nominees recommended by a shareholder of the Fund on a basis substantially different from that used for other nominees for the same election or appointment of Trustees. However, the Nominating and Governance Committee reserves the right to make the final selection of any Trustee nominees and is not required to take action with respect to any recommendations that may be submitted by shareholders of the Fund. In connection with the evaluation of candidates for a position on the Board of the Fund, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and any other reviews described in the By-Laws. Further, the By-Laws include qualifications and requirements for Trustee eligibility that generally apply to all persons that may be nominated, elected, appointed, qualified or seated to serve as Trustees (collectively, the “Qualification Requirements”) unless a majority of the Trustees then in office determine that failure to satisfy a particular Qualification Requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Trustee or the free flow of information among Trustees or between the Advisor and the Trustees. Reference is made to the By-Laws for more details about the Qualification Requirements. (For information regarding shareholder proposals, including proposals to make a nomination for election to the Fund’s Board, see “Additional Information – Shareholder Proposals” below.) During the Fund’s last fiscal year, the Nominating and Governance Committee held four meetings.

Valuation Committee. The Valuation Committee of the Fund is responsible for the oversight of the Advisor as the “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act and its implementation of the valuation of the securities held in the Fund’s portfolio. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith and Mr. Nielson are members of the Valuation Committee. During the Fund’s last fiscal year, the Valuation Committee held four meetings.

Audit Committee. The Audit Committee of the Fund is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at https://www.ftportfolios.com (go to News & Literature on the Fund’s webpage). Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith and Mr. Nielson, all of whom are “independent directors” within the meaning of the listing rules of the primary national securities exchange on which the Fund’s shares are listed for trading, serve on the Audit Committee. Mr. Kadlec and Mr. Keith have each been determined to qualify as an “Audit Committee Financial Expert” as such term is defined in Form N-CSR. During the Fund’s last fiscal year, the Audit Committee held seven meetings.

In carrying out its responsibilities, as described below under “Independent Auditors’ Fees—Pre-Approval,” the Audit Committee pre-approves all audit services and permitted non-audit services for the Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP (“Deloitte & Touche”), the Fund’s independent registered public accounting firm (“independent auditors”), if the engagement relates directly to the operations and financial reporting of the Fund.

During the Fund’s last fiscal year, each Trustee attended at least 75% of the aggregate number of meetings of the Board and of each committee on which the Trustee served that were held during the period for which the Trustee was a Trustee.

Risk Oversight

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including oversight of sub-advisors, is performed primarily at the Board level in conjunction with the Advisor’s advisory oversight group and the Fund’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s advisory oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisors and their operations and processes. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Fund’s independent auditors, the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and oversees the Advisor’s performance as Valuation Designee.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other principal service providers, including any affiliates of these entities, and the Qualification Requirements set forth in the By-Laws.

The Nominating and Governance Committee unanimously determined to recommend the nomination of Denise M. Keefe, who was appointed as a Trustee to the First Trust Funds in 2021 following a thorough selection process by the Trustees, and Robert F. Keith, who has served as a Trustee to the First Trust Funds since 2006. The Board received and reviewed the recommendation of the Nominating and Governance Committee and unanimously determined to nominate Ms. Keefe and Mr. Keith for election as Class I Trustees by shareholders of the Fund for a three-year term.

Listed below for each Board Nominee and each continuing Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Proxy Statement, that each Board Nominee and each continuing Trustee should serve as a Trustee. In addition, each Board Nominee and continuing Trustee meets the applicable Qualification Requirements set forth in the By-Laws.

Board Nominees

Independent Trustees

Denise M. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since November 1, 2021.

Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services Company; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the Fund since its inception and of the First Trust Funds since June 2006. Mr. Keith has also served as Chairman of the Audit Committee (2008 – 2009 and 2017 – 2019), Chairman of the Nominating and Governance Committee (2010 – 2011 and 2020 – 2022), and Chairman of the Valuation Committee (2014 – 2016) of the First Trust Funds. He also served as Lead Independent Trustee (2012 – 2013) and on the Executive Committee (2012 – 2016) of the First Trust Funds. He currently serves as Lead Independent Trustee, Chairman of the Dividend Committee and on the Executive Committee (each since January 1, 2023) of the First Trust Funds.

Continuing Trustees

Independent Trustees

Richard E. Erickson, M.D., is an orthopedic surgeon with Edward-Elmhurst Medical Group. He was previously President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 – 2009 and 2017 – 2019) and on the Executive Committee (2008 – 2009 and 2017 – 2022), Chairman of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chairman of the Valuation Committee (June 2006 – 2007, 2010 – 2011 and 2020 – 2022) and Chairman of the Audit Committee (2012 – 2013) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2023) of the First Trust Funds.

Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008 – 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of the Fund since its inception and of the First Trust Funds since 2003. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 – 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 – 2016). He also served as Chairman of the Valuation Committee (2008 – 2009 and 2017 – 2019), Chairman of the Audit Committee (2010 – 2011 and 2020 – 2022) and Chairman of the Nominating and Governance Committee (2012 – 2013) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2023) of the First Trust Funds.

Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services, since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 to 2014. Mr. Nielson formerly served as President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as Chairman of the Audit Committee (2003 – 2007 and 2014 – 2016), Chairman of the Valuation Committee (2012 – 2013), Chairman of the Nominating and Governance Committee (2008 – 2009 and 2017 – 2019), Chairman of the Dividend Committee (2020 – 2022), and Lead Independent Trustee and a member of the Executive Committee (2010 – 2011 and 2020 – 2022) of the First Trust Funds. He currently serves on the Executive Committee (since January 1, 2020), the Dividend Committee (since October 19, 2020) and as Chairman of the Valuation Committee (since January 1, 2023) of the First Trust Funds.

Interested Trustee

James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors and First Trust Portfolios L.P. Until January 23, 2012, he served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 39 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999.

Other Information

Independent Trustees

During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

Executive Officers

The executive officers of the Fund hold the same positions with each fund in the First Trust Fund Complex (representing ___ portfolios) as they hold with the Fund.

Beneficial Ownership of Shares Held in the Fund by Trustees and Executive Officers

The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in the Fund and the dollar range of equity securities beneficially owned by the Trustees in all funds in the First Trust Fund Complex, including the Fund, as of December 31, 2022:

	Interested Trustee		Independent Trustees
	James A. Bowen	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson
The Fund	Over $100,000 (157,808 Shares)	$0 (0 Shares)	$10,001-$50,000 (2,159 Shares)	$10,001-$50,000 (1,500 Shares)	$10,001-$50,000 (1,650 Shares)	$10,001-$50,000 (3,000 Shares)
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the First Trust Fund Complex Overseen by Trustee	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Under the Qualification Requirements described above, Trustees are required to agree to maintain an investment in the investment companies advised by the Advisor consistent with any applicable policy of the Board. In this regard, the Independent Trustees have adopted a policy that establishes the expectation that, within three years of becoming an Independent Trustee, the Independent Trustee will have invested an amount in the funds in the First Trust Fund Complex he or she oversees in the aggregate of at least one year’s annual retainer for Board service, with investments allocated among the funds in the First Trust Fund Complex depending on what is suitable for the Trustee’s personal investment needs.

As of December 31, 2022, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of the Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of the Fund, nor, since the beginning of the most recently completed fiscal year of the Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

As of December 31, 2022, the Trustees and executive officers of the Fund as a group beneficially owned 166,117 Shares of the Fund, which is less than 1% of the Fund’s Shares outstanding.

Compensation

Effective January 1, 2023, the fixed annual retainer paid to the Independent Trustees is $275,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each target outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chair of the Audit Committee is paid $25,000 annually, the Chair of the Valuation Committee is paid $20,000 annually and the Chair of the Nominating and Governance Committee is paid $20,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chair and the Lead Independent Trustee rotate every three years.

During the Fund’s last fiscal year, the Board held 11 meetings.

The aggregate fees and expenses paid to all Trustees by the Fund for its last fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to $18,479.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees (including reimbursement for travel and out-of-pocket expenses) for the Fund’s most recently completed fiscal year. The Fund has no retirement or pension plans. The executive officers and the Interested Trustee of the Fund receive no compensation from the Fund for serving in such capacities.

Trustee Compensation

	Interested Trustee	Independent Trustees
Fund	James A. Bowen	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson
The Fund[1]	$0	$3,702	$3,702	$3,670	$3,686	$3,718
Total Compensation for Serving the First Trust Fund Complex[2]	$0	$523,750	$524,280	$504,158	$514,231	$533,750
[1]	For fiscal year ended December 31, 2022.
[2]	For the calendar year ended December 31, 2022 for services to four portfolios of First Trust Series Fund and five portfolios of First Trust Variable Insurance Trust, open-end funds; 15 closed-end funds; and 201 series of the ETF Trusts. Compensation includes, with respect to certain ETFs, compensation paid by the Advisor rather than by the ETF directly pursuant to the terms of the advisory agreement between the applicable ETF Trust and the Advisor.

Attendance at Annual Meetings of Shareholders

The Fund’s Board of Trustees seeks to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Fund’s Nominating and Governance Committee Charter, which is available on the Fund’s website located at https://www.ftportfolios.com (go to News & Literature on the Fund’s webpage). In addition, the attendance of the Board of Trustees at last year’s annual shareholder meeting is available on the Fund’s website located at https://www.ftportfolios.com. To find the Board of Trustees’ attendance, select the Fund under the “Closed-End Funds” tab, select the “News & Literature” link, and go to the “Shareholder Updates and Information” heading.

Audit Committee Report

[TO COME]

Independent Auditors’ Fees

Deloitte & Touche has been selected to serve as the independent auditors for the Fund for its current fiscal year, and acted as the independent auditors for the Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the fees set forth below.

	Audit Fees[1]		Audit-Related Fees		Tax Fees[2]		All Other Fees
Fees Billed To:	2021	2022	2021	2022	2021	2022	2021	2022
Fund Advisor	$39,500 N/A	$41,500 N/A	$0 $0	$0 $0	$27,634 $0	$39,000 $0	$0 $0	$0 $0
[1]	These fees were the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

2 These fees were for tax consultation and/or tax return preparation and/or professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Non-Audit Fees

During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated.

Aggregate Non-Audit Fees

Fees Billed To:	2021	2022
Fund Advisor	$27,634 $16,500[1]	$39,000 $0

1 These fees relate to 2020 federal and state tax matters and consulting fees.

Pre-Approval

Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of the Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The Chair of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

The Audit Committee is also responsible for the pre-approval of the independent auditors’ engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors’ independence.

None of the Audit Fees, Audit-Related Fees, Tax Fees, or All Other Fees, if any, or the Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its Pre-Approval Policy were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

Because the Audit Committee has not been informed of any such services, the Audit Committee of the Fund has not considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Additional Information

Solicitation of Proxies and Expense of Proxy Solicitation

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund. In connection with the Meeting, in December 2022, the Fund received a purported notice (the “Purported Notice”) from Mr. Phillip Goldstein (the “Proponent”), a shareholder of the Fund and one of the owners of Bulldog Investors, LLP (previously defined as “Bulldog”), regarding a purported nomination of two individuals to be submitted for election as trustees (each a “Bulldog Purported Nominee” and collectively, the “Bulldog Purported Nominees”) of the Fund at the Meeting. As noted below in Shareholder Proposals—Other Shareholder Proposals,” the By-Laws include requirements for providing proper notice to the Fund of such matters. After due consideration, evaluation and consultation with legal counsel, the Fund’s Board of Trustees determined that the Purported Notice was materially deficient and did not meet numerous of the requirements set forth in the Fund’s By-Laws. The Fund subsequently informed the Proponent that the Purported Notice was materially deficient and that, as a result, nominations of the Bulldog Purported Nominees will be disregarded and both Bulldog Purported Nominees are deemed ineligible to be elected at the Meeting, and any votes submitted for a Bulldog Purported Nominee at the Meeting will not be counted. Nevertheless, on February 6, 2023, Bulldog filed preliminary proxy materials with the SEC purporting to solicit proxies to elect the Bulldog Purported Nominees (the “Bulldog Preliminary Proxy Filing”). Shareholders may receive solicitation materials from Bulldog, the Proponent or their respective affiliates or representatives, including a proxy statement and a proxy card that will be a color other than white, and are urged to disregard any such materials received. Shareholders should NOT send back any other color proxy card as this will cancel out any votes previously submitted for the Board Nominees on the Fund’s white proxy card. The Fund is not responsible for any information contained in any materials that shareholders may receive from Bulldog, the Proponent or their respective affiliates or representatives or for any other statements any of them may make. As indicated above, the Bulldog Purported Nominees are ineligible to be elected at the Meeting, and any votes submitted for a Bulldog Purported Nominee at the Meeting will not be counted.

The expense of preparing, printing and mailing the enclosed WHITE proxy card, the accompanying notice and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold Shares of the Fund. Notwithstanding that the Proponent was informed by the Fund that nominations of the Bulldog Purported Nominees would be disregarded at the Meeting and that any votes submitted for a Bulldog Purported Nominee would not be counted, in light of the Bulldog Preliminary Proxy Filing, the Fund may be forced to incur additional costs in connection with its solicitation of proxies. The Fund estimates that the total expenditures relating to the Fund’s proxy solicitation (excluding (i) amounts normally expended for a solicitation to elect Trustees at an annual meeting of the Fund and (ii) salaries and wages of officers of the Fund and officers and employees of the Advisor and its affiliates) will be approximately $______, of which approximately $_____ has been incurred as of the date hereof. Certain officers of the Fund and certain officers and employees of the Advisor or its affiliates (none of whom will receive additional compensation therefor), may solicit proxies personally or by mail, telephone or electronic communication. The Fund has retained AST Fund Solutions, LLC (“AST”), 48 Wall Street—22nd Floor, New York, New York 10005, to provide proxy solicitation and tabulation services, as well as certain related services, and will pay AST a project management fee as well as certain other expenses. AST has advised the Fund that approximately ___ of its employees will be involved in the solicitation of proxies by AST on behalf of the Fund. The total cost of proxy solicitation services by AST is estimated at up to $________, plus out-of-pocket expenses.

Additional Information about the Solicitation

Appendix A to this Proxy Statement sets forth certain information relating to the Fund’s Trustees and executive officers who may be deemed to be “participants” in the solicitation of proxies.

Shareholder Proposals

Shareholder Proposals for Inclusion in the Fund’s Proxy Statement. To be considered for presentation at the 2024 annual meeting of shareholders of the Fund and included in the Fund’s proxy statement relating to such meeting, a shareholder proposal must be submitted pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) and must be received at the principal executive offices of the Fund not later than ____, 2023. However, timely submission of a proposal does not mean that such proposal will be included in the Fund’s proxy statement.

Other Shareholder Proposals. In addition to any requirements under applicable law (including without limitation the proxy rules under the 1934 Act) and the Fund’s Declaration of Trust, under the Fund’s By-Laws, any proposal to elect any person nominated by a shareholder for election as Trustee and any other proposal by a shareholder may only be brought before an annual meeting of the Fund if, among other requirements, the proposing shareholder would be entitled to vote on the proposal and timely written notice (the “Shareholder Notice”) is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund’s By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund’s principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the Fund’s proxy statement was released to shareholders for the preceding year’s annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

In order for a shareholder to properly propose a nominee for election to the Board of Trustees of the Fund or to propose business outside of Rule 14a-8, in addition to complying with the advance notice provisions (described in the preceding paragraph), the shareholder must also comply with all other relevant provisions set forth in the By-Laws. Copies of the By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the SEC on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive offices. Any shareholder of the Fund considering making a nomination or submitting any other proposal should carefully review the By-Laws.

In addition, the By-Laws provide that, unless required by applicable law, no matter shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

Control Share Acquisitions

The By-Laws include provisions (referred to as the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of the Fund’s Shares in a “Control Share Acquisition” (as defined below) may exercise voting rights with respect to such Shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. Subject to various exceptions and conditions, the By-Laws define a “Control Share Acquisition” generally to include an acquisition of Shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such Shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions that occurred prior to October 19, 2020 (the adoption date of the By-Laws) are excluded from the definition of Control Share Acquisition. However, such Shares are included in assessing whether any subsequent acquisition of Shares exceeds the above thresholds. Subject to various conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of Shares in a Control Share Acquisition may demand a special meeting of shareholders of the Fund for the purpose of considering whether to approve the authorization of voting rights of such shareholder with respect to such Shares. The foregoing description of the Control Share Provisions is not complete, and a shareholder seeking to acquire Shares of the Fund in a Control Share Acquisition should carefully review the By-Laws (copies of which are available as indicated above). The Fund understands that provisions similar to the Control Share Provisions have been subject to legal challenge.

Shareholder Communications

Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee of the Board of Trustees and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Investment Advisor, Sub-Advisor, Administrator and Transfer Agent

First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund’s investment advisor. First Trust Advisors is also responsible for providing certain clerical, bookkeeping and other administrative services to the Fund and also provides fund reporting services to the Fund for a flat annual fee. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors and the sole Interested Trustee of the Fund.

Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206, serves as the investment sub-advisor to the Fund. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, fund accountant and custodian to the Fund. Computershare, Inc., P.O. Box 505000, Louisville, Kentucky 40233, acts as the transfer agent to the Fund.

Section 30(h) and Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund’s Trustees, the Fund’s officers subject to such provisions, certain persons affiliated with First Trust Advisors and any sub-advisor, and persons who beneficially own more than 10% of the Fund’s Shares to file reports of ownership and changes of ownership with the SEC. Based upon a review of certain related forms filed with the SEC and certain written representations, the Fund believes that during the fiscal year ended December 31, 2022, all such filing requirements applicable to such persons were met.

Fiscal Year

The fiscal year end the Fund is December 31.

Delivery of Certain Documents

The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 988-5891.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Matters to Come Before the Meeting

No business other than the proposal to elect Ms. Keefe and Mr. Keith as the Class I Trustees of the Fund, as described above, is expected to come before the Meeting, but should any other matter that is properly presented at the Meeting and requires a vote of shareholders arise, including any question as to an adjournment of the Meeting submitted to shareholders, the persons named on the enclosed WHITE proxy card will vote thereon according to their best judgment in the interests of the Fund.

__________, 2023

It is important that your shares be represented at the Meeting.  In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible.  You may vote easily and quickly by mail, telephone or via the internet.  To vote by mail, please complete and mail your WHITE proxy card in the enclosed postage-paid return envelope.  Alternatively, shareholders may vote by telephone or via the internet by following the instructions on the WHITE proxy card. Votes submitted on any other color proxy card will not be counted. Please do not send back any other color proxy card as this will cancel out any votes previously submitted for the Board Nominees on the Fund’s WHITE proxy card. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s proxy solicitor, AST Fund Solutions, LLC, at (___) _____, weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

Appendix A

Information Concerning Participants in the Solicitation

Under applicable SEC rules and regulations, the Trustees and executive officers of the Fund may be deemed to be “participants” with respect to the Fund’s solicitation of proxies in connection with the Meeting (collectively, the “Participants”). Set forth below is certain information about the Participants.

Trustees

The names of the Trustees are set forth below. The principal occupations of the Trustees are set forth under “Proposal: Election of Two (2) Class I Trustees—Management—Management of the Fund” in this Proxy Statement. Each Trustee has a business address of c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Independent Trustees:

Richard E. Erickson

Thomas R. Kadlec

Denise M. Keefe (Trustee and Class I Board Nominee)

Robert F. Keith (Trustee and Class I Board Nominee)

Niel B. Nielson

Interested Trustee:

James A. Bowen

Executive Officers of the Fund

The names of the executive officers of the Fund are set forth below. The principal occupations of the executive officers are set forth under “Proposal: Election of Two (2) Class I Trustees—Management—Management of the Fund” in this Proxy Statement. Each executive officer has a business address of c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Name
James M. Dykas
Donald P. Swade
W. Scott Jardine
Daniel J. Lindquist
Kristi A. Maher

Information Regarding Ownership of the Fund’s Securities by Participants

Except as set forth under “Proposal: Election of Two (2) Class I Trustees—Management—Beneficial Ownership of Shares Held in the Fund by Trustees and Executive Officers,” none of the Participants owns any securities of the Fund of record or beneficially as of December 31, 2022. Further, none of the Participants owns any securities of the Fund of record that he or she does not also own beneficially.

Information Regarding Transactions in the Fund’s Securities by Participants

Except as set forth below, between ______, 2021 and ________, 2023, none of the Participants has engaged in any purchases or sales of the Fund’s securities:

Date of Transaction	Name	Amount Purchased or Sold
August 16, 2021	James A. Bowen	6,240 Shares Purchased
August 23, 2021	James A. Bowen	35,280 Shares Purchased
March 4, 2022	Denise M. Keefe	750 Shares Purchased
March 7, 2022	Denise M. Keefe	750 Shares Purchased

Miscellaneous Information Regarding Participants

Except as described in this Appendix A or elsewhere in this Proxy Statement, to the Fund’s knowledge:

1. no Participant beneficially owns, directly or indirectly, any securities of the Fund or any subsidiary of the Fund;

2. no associate of a Participant owns, directly or directly, any securities of the Fund;

3. no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting other than an interest, if any, as a shareholder of the Fund or, with respect to a Board Nominee, as a nominee for Trustee; and

4. no Participant or associate of a Participant has any arrangement or understanding with any person (i) with respect to any future employment by the Fund or any of its affiliates; or (ii) with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

Except as described in this Appendix A or elsewhere in this Proxy Statement, to the Fund’s knowledge, within the past year, no Participant has been a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix A or elsewhere in this Proxy Statement, to the Fund’s knowledge, no Participant or associate of a Participant has a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year or any currently proposed transactions, to which the Fund was or is to be a participant in which the amount involved exceeded or exceeds $120,000.

In addition, except as described in this Appendix A or elsewhere in this Proxy Statement, and excluding any Trustee or executive officer of the Fund acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a Board Nominee is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

PRELIMINARY COPY—FORM OF WHITE PROXY CARD

First Trust

WHITE PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-_______ Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

First Trust Dynamic Europe Equity Income Fund (FDEU)

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust Dynamic Europe Equity Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") that is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187, on _____, 2023, at ____ Central Time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated ________ __, 2023, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. **In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting).** A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES OF THE BOARD OF TRUSTEES OF THE FUND SET FORTH ON THE REVERSE SIDE OF THIS WHITE PROXY CARD.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-____**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on ____, 2023.** The proxy statement of the Fund is available at:

Document1

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

First Trust Dynamic Europe Equity Income Fund

WHITE PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this White Proxy Card should be exactly as your name(s) appear on this White Proxy Card (reverse side). If the shares are held jointly, each holder should sign this White Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS WHITE PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW.

	FOR	WITHHOLD
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE **FOR** THE ELECTION OF THE TWO (2) CLASS I NOMINEES LISTED BELOW FOR A THREE-YEAR TERM.		
1. Election of Two Class I Trustees.		
1.1 Denise M. Keefe	○	○
1.2 Robert F. Keith	○	○

THANK YOU FOR VOTING

Document1

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]